EXHIBIT C 1 IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN RE THE BEAUTY HEALTH COMPANY CONSOLIDATED STOCKHOLDER LITIGATION C.A. No. 2024-0114-LWW NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE BEAUTY HEALTH COMPANY (“BEAUTY HEALTH” OR THE “COMPANY”) COMMON STOCK OF AS OF FEBRUARY 20, 2026 (“APPLICABLE BEAUTY HEALTH STOCKHOLDERS”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS DERIVATIVE LITIGATION. THE COURT WILL HOLD A HEARING TO APPROVE THE PROPOSED SETTLEMENT ON MAY 13, 2026 AT 11:00 AM, AT THE COURT OF CHANCERY, LEONARD L. WILLIAMS JUSTICE CENTER, 500 NORTH KING STREET, WILMINGTON, DE 19801. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS DEFINED HEREIN. THIS IS A NON-MONETARY RESOLUTION. THERE IS NO INTENDED CASH DISTRIBUTION OR PROOF OF CLAIM FORM.

EXHIBIT C 2 1. WHY HAS THE COURT ORDERED THIS NOTICE? The purpose of this Notice1 is to inform you of (i) the above-captioned shareholder derivative litigation (the “Action”) brought by Plaintiffs on behalf The Beauty Health Company (“Beauty Health” or the “Company”); (ii) a proposal to settle the Action and a related litigation demand served by a stockholder of the Company on May 28, 2025, as documented in a Stipulation of Settlement (“Stipulation”) dated February 9, 2026, which sets forth the material terms and conditions of the proposed settlement (the “Settlement”); and (iii) your right, among other things, to object to the proposed Settlement and Plaintiffs’ Counsel’s requested Fee Award, and to attend and participate in a hearing scheduled for May 13, 2026 at 11:00 a.m. (the “Settlement Hearing”), at the Court of Chancery, Leonard L. William Justice Center, 500 North King Street, Wilmington, DE 19801. This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the Parties will ask the Court to approve an Order and Final Judgment (the “Final Judgment”) that would fully and finally resolve the Action. 1 Any capitalized terms not defined herein shall have the same meanings as ascribed to them in the Stipulation of Settlement, dated February 9, 2026.

EXHIBIT C 3 2. BACKGROUND OF THE DERIVATIVE LITIGATION AND SETTLEMENT THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATIONS OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE DERIVATIVE LITIGATION WAS NOT SETTLED. DEFENDANTS HAVE DENIED, AND CONTINUE TO DENY, ANY AND ALL WRONGDOING AS SET FORTH FURTHER BELOW Beauty Health is a Delaware Corporation with its headquarters in Long Beach, California. Plaintiffs Margie Elstein and Richard Montague (“Plaintiffs”) brought this shareholder derivative action on behalf, and for the benefit, of Beauty Health to redress any harm Beauty Health may have suffered as a result of the alleged wrongdoing described below. Beauty Health operates in the emerging beauty health category and describes itself as a global company focused on delivering beauty health experiences that help consumers “reinvent their relationship with their skin, bodies and self-confidence.” In March 2022, Beauty Health launched its new flagship product, the HydraFacial Syndeo Delivery System (“Syndeo”), a machine designed to connect Hydrafacial providers to customers’ preferences to create more personalized skin care experiences. Plaintiffs alleged that Syndeo was plagued with hardware, software, noise and other design defects. Plaintiffs further alleged that the Company’s Board

EXHIBIT C 4 of Directors (the “Board”) was apprised of these issues almost immediately but failed to act on the knowledge it obtained. Plaintiffs alleged that the Company approved the announcement of positive financial results and regularly increased financial guidance during this period. Plaintiffs contend that negative Syndeo-related information should have been fully disclosed, but was not. Plaintiffs alleged that Defendants Brenton Saunders, Marla Beck, Michael Capellas, Julius Few, Desiree Gruber, Michelle C. Kerrick, Brian Miller, Doug Schillinger, Andrew Stanleick (“Stanleick”), Liyuan Woo (“Woo”) (collectively, the “Individual Defendants,” and together with Beauty Health, “Defendants”), current and former officers and/or directors of Beauty Health, breached their fiduciary duties to Beauty Health, and engaged in other wrongdoing, by allegedly failing to properly oversee a new product introduction of Syndeo and, thereafter, the Company’s dissemination of certain purportedly false and misleading statements about the market-readiness of its new flagship product; its acceptance by customers; the extent of problems besetting both the software and hardware of Syndeo. As a result of the foregoing, Plaintiffs alleged that Beauty Health suffered significant damages. Defendants have denied, and continue to deny, that they committed any breach of duty, violated any law, or engaged in any wrongdoing, expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal

EXHIBIT C 5 duties, to the extent such duties exist, and further believe that the Action is without merit. On December 5, 2023, Plaintiff Margie Elstein served an inspection demand on Beauty Health pursuant to 8 Del. C. § 220 (“220 Demand”) for the production of internal documents, including books and records relating to the Company’s post- launch efforts to remediate Syndeo’s hardware and software issues. Thereafter, Plaintiff Richard Montague separately submitted a 220 Demand. In response, Beauty Health produced over 1,500 documents, including relevant Board minutes of meetings, and corresponding presentations provided to the Board (as well as questionnaires completed by the directors). On February 8, 2024, following a review of the documents produced pursuant to her Section 220 Demand, plaintiff Elstein filed her Verified Stockholder Derivative Complaint against the Individual Defendants on behalf of Beauty Health. On May 1, 2024, plaintiff Montague, having also reviewed documents produced pursuant to his 220 Demand, filed his Verified Complaint against the Individual Defendants on behalf of Beauty Health. On May 22, 2024, Plaintiffs and counsel for Defendants submitted a Stipulation and [Proposed] Order Governing Consolidation, Appointment of Lead Counsel and Deadline to Respond to Operative Complaint (the “Consolidation Order”). On May 24, 2024, the Court entered the Consolidation Order.

EXHIBIT C 6 On September 6, 2024, Plaintiffs filed their Verified Amended Stockholder Derivative Complaint (“Complaint”) against the Individual Defendants and Nominal Defendant Beauty Health. On September 16, 2024, Defendants filed a Motion to Dismiss the Verified Consolidated Amended Derivative Complaint or Stay the Proceeding. Thereafter, counsel engaged in discussions regarding briefing on a motion to dismiss. On February 28, 2025, Defendants filed their Opening Brief in Support of Motion to Dismiss Plaintiffs’ Verified Consolidated Amended Stockholder Derivative Complaint pursuant to Rules 23.1 and 12(b)(6) or Stay the Proceedings (“Motion to Dismiss”). On May 2, 2025, Plaintiffs filed their Answering Brief in Opposition to Defendants’ Motion to Dismiss. On May 28, 2025, stockholder Monica Stan sent a litigation demand to the Company requesting that the Board investigate and pursue claims for breach of fiduciary duty against the Individual Defendants and certain other officers of the Company based on substantially the same alleged underlying wrongdoing asserted by Plaintiffs Elstein and Montague herein. On June 3, 2025, Defendants filed their reply in support of the Motion to Dismiss. The Court scheduled oral argument on Defendants’ Motion to Dismiss for January 27, 2026.

EXHIBIT C 7 Following briefing on the Motion to Dismiss, the Parties agreed to participate in a mediation, and selected Greg Danilow, Esq. of Phillips ADR, as mediator (“Mediator”). On November 3, 2025, the Parties participated in a full-day mediation with the Mediator. During the mediation, the Parties reached an agreement on Corporate Governance Reforms that would be instituted by Beauty Health in connection with the Settlement, subject to approval of the Court, and entered into a term sheet on which the Parties agreed to use best efforts to draft and execute a final and binding Stipulation of Settlement. Following agreement on the substantive terms of the proposed settlement, the Parties were unable to agree on an amount of fees and expenses to be paid by Beauty Health and/or its insurance carriers in consideration of the substantial benefits conferred on the Company by the efforts of Plaintiffs’ Counsel. The Parties continued arm’s-length negotiations and discussions for several weeks, all of which were overseen by the Mediator. On December 3, 2025, the Parties reached agreement on a fee and expense award of $737,500.00 (“Fee Award”). Separate from this Action, on November 16, 2023, a class action case alleging federal securities laws violations was filed in the Central District of California against the Company, Stanleick and Woo entitled Abduladhim A. Alghazwi v. The Beauty Health Company, et al., Case No 2:23-cv-09733-MAA (C.D. Cal.) (“Federal

EXHIBIT C 8 Securities Action”). Defendants’ motion to dismiss the Federal Securities Action was denied in full on September 25, 2025 and the case is ongoing 3. WHAT ARE THE TERMS OF THE SETTLEMENT? In consideration for the full Settlement and release of the Released Claims, and upon Court approval of the Settlement, Beauty Health has implemented or will implement the Corporate Governance Reforms set forth in Exhibit A to the Stipulation. The Corporate Governance Reforms include: A. QUALITY OMBUDSMAN Beauty Health will designate an existing employee to also serve as a Quality Ombudsman (“QO”) to serve as a liaison between personnel working in quality control and product testing, senior management and the Board. The following terms shall apply: (1) the QO will be consulted by executive leadership throughout the development process and before any product launches, as well as monitor customer complaints and suggest corrective action regarding any material issues promptly; (2) the QO shall report to the Board on an annual basis or more frequently if necessary as to the methodologies undertaken by the Company to ensure that all new products are of acceptable quality; (3) reasonably prior to any new product introduction, the QO shall certify to management that the new product has undergone Alpha and Beta testing consistent with industry standards, and that these tests indicate that the product is market ready, and free of any material defects; (4) each quarter after a

EXHIBIT C 9 new product introduction, the QO shall obtain a tabulation of product returns, and inform management and the Audit Committee if such returns exceed expected levels; (5) the Company shall not dismiss or replace the QO without the approval of the Chair of the Audit Committee who should be the only person to have the power to dismiss or replace the QO; (6) the QO shall meet with the Product Development and Product Review Committees semi-annually or more frequently as needed; and (7) the QO’s compensation shall not be materially reduced without the approval of the Chair of the Compensation Committee. B. ENHANCED INVENTORY AND RETURNS MONITORING On a quarterly basis, the Chief Operating Officer (“COO”) or its designee shall create a report detailing the Company’s current inventory, including sales and returns, with a description of the reason as to the returns. These inventory reports shall be provided to the Board. C. FINANCIAL PROJECTION OVERSIGHT The Charter of the Audit Committee shall be amended within 90 days of final settlement approval to provide that the Audit Committee is responsible to oversee any financial projections to be provided to the public, and ensure that the underlying basis of such projections is reasonable under the circumstances, taking into account any risk that is identified.

EXHIBIT C 10 D. AMENDED CLAWBACK POLICY Within 90 days of final settlement approval, Beauty Health shall adopt a Second Amended and Restated Clawback Policy which will apply to officers and non-executive officers not otherwise subject to the recoupment policy. The Second Amended and Restated Clawback Policy will provide that, in the event of: (1) credible accusations of fraud or reckless misrepresentation or omission; or (2) a violation of the Company’s Corporate Governance Guidelines, the Board shall review the incentive-based compensation, discretionary cash and/or time based equity awards that were received by any person subject to the Policy deemed wholly or partially responsible. Additionally, in the event the Board determines compensation was received by such recipient that would not have been awarded had the misconduct been known, the Board may recover all such compensation received by that individual. E. DISCLOSURE COMMITTEE ENHANCEMENTS In addition, the Company will formalize the Disclosure Committee (formed in April 2021), which shall include the Company’s CFO, General Counsel (or another member of the legal department with responsibility for disclosure matters who reports to the General Counsel), and such other officers and employees as appropriate, by the adoption of a charter providing for specific duties and responsibilities which shall include: (a) helping ensure the accuracy and

EXHIBIT C 11 completeness of filings with the Securities and Exchange Commission (“SEC”) on Forms 10-K and 10-Q; (b) on a periodic basis, but in no event less than on a quarterly basis, evaluating and, if appropriate, suggesting improvements to the Company’s controls and procedures concerning public disclosure of information material to investors; (c) reviewing, in advance of meetings of the Disclosure Committee, any draft disclosure(s) and providing appropriate updates, if any; (d) reporting on a quarterly basis report to the CEO and Audit Committee, as appropriate, regarding any material deficiencies identified by the Disclosure Committee; (e) keeping the Audit Committee apprised of its activities, as needed and appropriate; and (f) providing the Audit Committee any information requested by the Audit Committee or the Board, and the Disclosure Committee will have access to the Audit Committee as may be necessary or appropriate to advance the purposes of the Disclosure Committee. F. ENHANCEMENT TO PRODUCT COMMITTEES In addition, the Company will formalize the Product Development Committee and Product Review Committee (both formed in May 2025) by the adoption of a charter or implementation of specific duties and responsibilities. The responsibilities of the Product Development Committee shall include: (a) meeting with relevant engineering teams at least quarterly; (b) ensuring proper compliance with an established protocol or internal control mechanism for testing all proposed product

EXHIBIT C 12 designs and/or proposed changes to existing designs; and (c) in the event of a material problem with any of Beauty Health’s technological development capabilities and development efforts, it shall (i) investigate the facts and circumstances leading to the problem including what happened, whether the issue was a result of a technical problem or personal misconduct and whether the Company or a third party was responsible for the problem, and (ii) provide a report to the Company’s COO which details the investigative process employed, including the individuals interviewed, a summary of the facts and circumstances, whether any misconduct or violation of Company policy was uncovered, whether the matter was an isolated incident or had, has or may have a Company-wide impact, and the remedial measures implemented or to be implemented. G. DIRECT COO OVERSIGHT AND REPORTING The COO shall meet with the Disclosure Committee and Product Development Committee on a periodic basis but no less than on a quarterly basis and shall promptly report any material risks identified by either committee to the Board. * * * Plaintiffs believe that the Corporate Governance Reforms directly address the concerns raised in the Action and will prevent any recurrence of the misconduct alleged in the Action, which will protect and improve shareholder value.

EXHIBIT C 13 In further consideration for the full Settlement and release of the Released Claims, Defendants have acknowledged that the filing, pendency, and settlement of the Action was a material and precipitating cause of the Company’s decision to adopt, implement, and maintain the Corporate Governance Reforms, and that the Corporate Governance Reforms confer substantial benefits to Beauty Health and its stockholders. The Corporate Governance Reforms shall be implemented within 90 days of final approval of the Settlement and shall remain in effect for a period of not less than four (4) years from the date of adoption, subject to certain conditions set forth in Exhibit A to the Stipulation. 4. WHAT CLAIMS WILL THE SETTLEMENT RELEASE? Upon the Effective Date of the Settlement, Plaintiffs’ Releasing Parties shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Defendant Parties from any and all of the Defendants’ Released Claims. Upon the Effective Date of the Settlement, Defendants’ Releasing Parties shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Plaintiff Parties from any and all of the Plaintiffs’ Released Claims. The relevant defined terms are as follows:

EXHIBIT C 14 4.1 “Defendants’ Released Claims” means any and all manner of claims, known or unknown, whether based on federal, state, local, contract, or the law of any foreign jurisdiction, whether fixed or contingent, known or unknown, liquidated or unliquidated, suspected or unsuspected, asserted or unasserted, matured or unmatured, arising out of the commencement, litigation, or settlement of the Action. For the avoidance of doubt, the claims released by Defendants shall not include any claims to enforce this Stipulation, the Settlement, Final Order and Judgment, or any other document memorializing the Settlement of the Action and shall not include claims, if any that any Party may have against its insurer with respect to any payment obligations under this Stipulation or the Settlement. 4.2 “Defendants’ Releasing Parties” means Defendants and their current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, immediate family members, insurers, reinsurers and attorneys. 4.3 “Plaintiffs’ Released Claims” means all manner of claims against all Defendants and Defendants Releasing Parties individually on behalf of themselves, and derivatively on behalf of Beauty Health, including any unknown claims, debts, demands, rights, interests, actions, suits, causes of action, cross-claims, counter- claims, charges, judgments, obligations, setoffs, or liabilities for any obligations of any kind whatsoever (however denominated), for fees, costs, penalties, damages

EXHIBIT C 15 whenever incurred, and liabilities of any nature whatsoever (including, without limitation, direct or indirect claims or demands for rescission, damages, interest, attorneys’ fees, and any other costs, expenses or liabilities whatsoever, including joint and several), whether based on federal, state, local, statutory or common law, in equity, or on any other law, rule, regulation, ordinance, contract, or the law of any foreign jurisdiction, whether fixed or contingent, known or unknown, liquidated or unliquidated, suspected or unsuspected, asserted or unasserted, matured or unmatured, arising from any act or omission alleged or claims asserted in the Action or that could have been alleged or asserted on behalf of Beauty Health derivatively, including those that were threatened, asserted, or could have been asserted by any of Beauty Health’s stockholders derivatively, or that Beauty Health could have asserted directly, in any court, tribunal, forum or proceeding, against any of the Defendants or other released parties. For the avoidance of doubt, Plaintiffs’ Released Claims shall not include: (i) the class claims asserted in the pending Federal Securities Action; or (ii) any claims to enforce this Stipulation, the Settlement, the Final Order and Judgment, or any other document memorializing the Settlement of the Action. 4.4 “Plaintiffs’ Releasing Parties” means Plaintiffs, Stockholder, Beauty Health, and all Applicable Beauty Health Stockholders, whether acting directly, representatively, or derivatively on behalf of Beauty Health, and on behalf of their agents, spouses, heirs, executors, administrators, personal representatives,

EXHIBIT C 16 predecessors, successors, transferors, transferees, representatives, and assigns, in their capacities as such. 4.5 “Released Claim(s)” means Plaintiffs’ Released Claims and Defendants’ Released Claims; provided, however, for the avoidance of doubt, that Released Claims shall not include any claims relating to the enforcement of this Stipulation or Settlement or any claims by Beauty Health or the Individual Defendants for insurance coverage or any claims by the Individual Defendants for indemnification or advancement and does not include any claims as asserted in the Federal Securities Action. 4.6 “Released Plaintiff Parties” means Plaintiffs, Plaintiffs’ Counsel, Stockholder, Stockholder’s Counsel and all current Beauty Health stockholders (solely in their capacity as Beauty Health stockholders) and each of their respective agents, assigns, and related persons. 4.7 “Releasing Parties” means Plaintiffs’ Releasing Parties and Defendants’ Releasing Parties. 4.8 “Unknown Claims” means any Released Claim which the Releasing Party does not know or suspect to exist in his, her or its favor at the time of Final Approval of the Released Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into or object to the Settlement.

EXHIBIT C 17 5. WHAT ARE THE REASONS FOR SETTLING THE DERIVATIVE LITIGATION? Plaintiffs’ entry into the Stipulation is not intended to be, and shall not be, construed as an admission or concession concerning the relative strength or merits of the claims alleged in the Action. Plaintiffs’ Counsel has taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation, and Plaintiffs’ Counsel is also mindful of the inherent problems of proof and possible defenses to the claims alleged in the Action. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is fair, reasonable, adequate, and in the best interests of Beauty Health and all Applicable Beauty Health Stockholders and has agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation. The Individual Defendants have denied, and continue to deny, that they committed any breach of duty, made or allowed to be made any false or misleading statements, violated any law, or engaged in any wrongdoing, expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties, to the extent such duties exist, and further believe that the Action is without merit. Defendants have entered into the Stipulation to eliminate the uncertainty, burden and expense of further protracted litigation. Neither their entry into the Stipulation nor the Stipulation itself shall be construed or deemed to be evidence of or an admission

EXHIBIT C 18 or concession on the part of any of the Defendants, with respect to any claim or allegation of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that Defendants have, or could have, asserted in the action. Defendants expressly deny that Plaintiffs have asserted any valid claims as to any of them, and expressly deny any and all allegations of fault, liability, wrongdoing or damages whatsoever. 6. HOW WILL THE ATTORNEYS GET PAID? Only after negotiation of the principal terms of the Settlement, including the Corporate Governance Reforms and the Released Claims, did the Parties begin negotiations regarding the appropriate amount of attorneys’ fees and expenses that Plaintiffs’ Counsel would be paid in consideration of the substantial benefits conferred on the Company by the efforts of Plaintiffs’ Counsel. After extensive, arm’s-length negotiations facilitated by the Mediator, the Parties agreed that Plaintiffs’ Counsel will apply to the Court for an award of attorneys’ fees and expenses not to exceed $737,500 in the aggregate (the “Fee Award”). The decision on what attorneys’ fees will be granted is within the discretion of the Chancery Court. Defendants acknowledge and agree that Plaintiffs’ Counsel are entitled to a Fee Award. Defendants have agreed not to oppose or object to the application by

EXHIBIT C 19 Plaintiffs’ Counsel for the requested agreed-upon Fee Award. The requested Fee Award will be paid by Beauty Health and/or its insurers. Plaintiffs may also seek the Court’s approval of reasonable services awards for each of the Plaintiffs, to be paid from the Fee Award, and Defendants have agreed not to oppose any such request. 7. WHEN WILL THE SETTLEMENT HEARING TAKE PLACE? The Court has scheduled a Settlement Hearing to be held on May 13, 2026 at 11:00 a.m., the Court of Chancery, Leonard L. William Justice Center, 500 North King Street, Wilmington, DE 19801. At the Settlement Hearing, the Court will consider (i) whether the terms of the Settlement are fair, reasonable, and adequate and thus warrant final approval; (ii) whether the Fee Award should be approved; and (iii) whether the Action should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and rule on any objections to the proposed Settlement and Fee Award, and rule on such other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Parties to the Stipulation and without further notice.

EXHIBIT C 20 8. DO I HAVE A RIGHT TO APPEAR AND OBJECT? Yes. Any record or beneficial stockholder of Beauty Health who wishes to object to the Stipulation, the proposed Final Judgment, and/or the Fee Award (“Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment, unless he, she, or it has, no later than twenty (20) calendar days prior to the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, Leonard L. William Justice Center, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of Beauty Health stock; (ii) a written notice of the Objector’s intention to appear that states the Objector’s name, address, and telephone number and, if represented, the Objector’s counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the

EXHIBIT C 21 following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system: KOMLOSSY LAW, P.A. Emily Komlossy 3440 Hollywood Blvd., Ste. 415 Hollywood, FL 33021 Tel: (954) 842-2021 GAINEY McKENNA & EGLESTON Gregory M. Egleston 260 Madison Ave., 22nd Floor New York, NY 10016 Tel: (212) 983-1300 COOCH AND TAYLOR, P.A Blake A. Bennett The Nemours Building 1007 N. Orange Street, Suite 1120 Wilmington, Delaware 19801 Tel: (302) 984-3800 Counsel for Plaintiffs REED SMITH LLP Brian M. Rostocki John T. Miraglia 1201 N. Market Street, Suite 1501 Wilmington, DE 19801 Tel: (302) 778-7500 Counsel for Defendants Any person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Action or any other action or proceeding or otherwise contesting the Stipulation or Fee Award, and will otherwise be bound by the Final Judgment and the releases to be given. 9. HOW DO I GET ADDITIONAL INFORMATION?

EXHIBIT C 22 This Notice summarizes the Stipulation. It is not a complete statement of the events in the Action nor a complete recitation of the terms and conditions of the Stipulation or proposed Settlement. For additional information about the Action and Settlement, please refer to the documents filed with the Court and the Stipulation. The Stipulation and this Notice can also be found on the Stock Information – Legal Notices page of Beauty Health’s website: https://www.beautyhealth.com/legal- notices. Copies of the Stipulation and this Notice can also be found on the respective websites of Plaintiffs’ Counsel in the consolidated action. You may also examine the files in the Action during regular business hours of each business day at the office of the Register in Chancery, Court of Chancery, Leonard L. William Justice Center, 500 North King Street, Wilmington, Delaware 19801. The Clerk’s office will not mail copies of documents to you. For more information concerning the Settlement, you may also call or write to Plaintiffs’ Counsel referenced above in Section 8. PLEASE DO NOT CALL OR WRITE TO THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY REGARDING THIS NOTICE. BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DATED: March 3, 2026